GOODWILL	12 Months Ended
May 31, 2021
Intangible Assets, Net (Including Goodwill) [Abstract]
GOODWILL

4.	GOODWILL

The carrying amount of goodwill was $4,463,129 and $4,773,584 at May 31, 2021 and 2020, respectively. On February 19, 2021, the Company and UL HK agreed to reduce an existing $325,000 note assumed by the Company in the May 29, 2020 acquisition (Note 2). The settlement amount of $310,452 was accounted for as a measurement period adjustment and resulted in a reduction to goodwill.

The Company conducted its annual review of impairment and no impairment in the carrying amount of goodwill was recognized during the year ended May 31, 2021 and for the period from October 28, 2019 (inception) through May 31, 2020.